MainStay High Yield Opportunities Fund - Summary Prospectus	February 26, 2010, as revised on May 26, 2010
TICKER SYMBOLS
Class A: MYHAX	Class I: MYHIX
Class C: MYHYX	Investor Class: MYHNX
MSHYR01b-05/10 35

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 40 of the Prospectus and in the "Alternative Sales Arrangements" section on page 122 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Interest Expense on Securities Sold Short	1.23%	1.23%	1.23%	1.23%
Broker Fees and Charges on Short Sales	0.04%	0.04%	0.04%	0.06%
Remainder of Other Expenses	0.51%	0.34%	0.51%	0.29%
Total Other Expenses	1.78%	1.61%	1.78%	1.58%
Total Annual Fund Operating Expenses	2.83%	2.66%	3.58%	2.38%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no Redemption	Assuming redemption at end of each period
1 Years	$723	$707	$361	$461	$241
3 Years	$1,288	$1,239	$1,097	$1,097	$742
5 Years	$1,877	$1,797	$1,855	$1,855	$1,270
10 Years	$3,465	$3,308	$3,845	$3,845	$2,716

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or that are unrated but that are considered by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. Some securities that are rated below investment grade by Moody's or S&P are referred to as "junk bonds." For purposes of this limitation, if Moody's and S&P assign different ratings to the same security, the Fund will use the lower rating to determine the security's credit quality. The Fund will take long positions that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor seeks to identify issuers that are considered to have a high probability of outperforming the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

The Fund's long positions, either directly or through derivatives, may total up to 140% of the Fund's net assets. The Fund's short positions, either directly or through derivatives, may total up to 40% of the Fund's net assets. The proceeds from the Fund's short positions may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy.

The Fund may use derivatives, such as forward currency exchange contracts and swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. The Fund may invest up to 15% of its net assets in swaps.

Investment Process: In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and bond structure. The Fund's principal investments include, but are not limited to, domestic corporate debt securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar corporate debt securities; derivatives (including credit default swaps); and sovereign debt.

The Fund's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the Subadvisor deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that the Subadvisor feels are not suitable for long investment. The Subadvisor then seeks to identify issuers with qualities such as: high credit worthiness, improving fundamentals, a positive outlook and good liquidity for the Fund's long positions. In examining these issuers for potential investment, the Subadvisor focuses on quality of management and business plan, industry environment, competitive dynamics, cash flow, and liquidity.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its net assets in equity securities, including those of foreign issuers, and may invest up to 25% of its total assets in securities rated lower than B3 by Moody's and B– by S&P (including securities with the lowest rating from these agencies) or if unrated, determined by the Subadvisor to be of comparable quality. For purposes of this limitation, if Moody's and S&P assign different ratings to the same security, the Fund will use the higher rating to determine the security's credit quality.

In general, the Subadvisor overweights the Fund relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index with securities that it believes are underpriced and will outperform the Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Index in an attempt to produce returns that exceed those of the Index. The Subadvisor maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, the Fund's ability to sell short certain securities may be restricted.

Short sales are intended to allow the Fund to earn returns on securities that the Subadvisor believes will underperform the benchmark index and also are intended to allow the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy.

To secure the Fund's obligation to cover its short positions, the Fund must pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian, State Street Bank and Trust Company, and is not held by the counterparty broker.

The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. The Subadvisor seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor further seeks to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor may sell or sell short a security for one or more of the following reasons (among others): credit deterioration; repositioning caused by a change in its "top down" outlook; excessive downward price volatility; or recognition of an alternative investment with relatively better value.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income, if the proceeds are reinvested at lower interest rates.

High-Yield Debt Securities Risk: Investments in high-yield debt securities (sometimes called "junk bonds") are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Convertible Securities Risk: Convertible securities tend to be subordinate to other debt or equity securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Derivatives Risk: The Fund may lose money using derivatives, regardless of the purpose for using such instruments. Using derivatives may increase the volatility of the Fund's NAV and may involve a small investment relative to the risk assumed.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities.

Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Although the restrictions on short selling in the United States that were first imposed in September 2008 have been lifted, regulatory authorities in various countries outside of the United States continue to enforce temporary rules prohibiting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. In most cases, the bans focus on the short selling of financial stocks. However, some countries have more extensive bans.

Recent Market Events Risk: Debt markets have recently experienced a period of high volatility that negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors were forced to liquidate positions to satisfy margin calls, further pressuring asset prices. Although debt markets may experience a period of relatively lower volatility in the near term, the markets remain uncertain and periods of high volatility may return. These market conditions may adversely affect the Fund's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

On September 15, 2008, one of the Fund's trading counterparties, Lehman Brothers International (Europe) ("LBIE"), was placed in insolvency administration under the U.K. Insolvency Act. As a result, the Fund is currently unable to close out open short positions with LBIE and is unable to sell or substitute out the securities that are pledged as collateral for these open short positions.

As of December 31, 2009, the Fund had pledged approximately 22.20% of its net assets to cover its open short positions with LBIE. These pledged securities are held in an account with the Fund's custodian, State Street Bank and Trust Company, for the benefit of LBIE. To the extent that the Fund determines that these securities are illiquid, either due to the operational restraints discussed above or for any other reason, the Fund will not purchase additional illiquid securities until such time as the value of all portfolio securities deemed illiquid represent less than 15% the Fund's net assets, measured at the time of purchase. However, the Fund may obtain illiquid securities as a result of a corporate action on an existing security held by the Fund, if the Fund's portfolio managers believe that holding such illiquid security is in the best interest of the Fund and its shareholders. The Fund may change any such determination at any time without notice to shareholders.

The Fund currently is pursuing efforts to return the borrowed securities and secure the release of collateral. However, the Fund cannot assure whether these efforts will be successful. Until these securities are made available, there may be an impact on the Fund's ability to fully implement its investment strategy.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 14, 2007. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. Unadjusted, the performance for the newer class might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(by calendar year 2008-2009)

Best Quarter
2Q/09	20.52%
Worst Quarter
4Q/08	-10.81%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	Life of Fund
Return Before Taxes
Investor Class	47.20%	11.27%
Class A	47.49%	11.40%
Class C	52.12%	12.95%
Class I	54.79%	14.23%
Return After Taxes on Distributions
Class I	49.61%	11.13%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	35.15%	10.17%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index
(reflects no deductions for fees, expenses, or taxes)	58.10%	7.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2007
	Louis N. Cohen, Managing Director	Since 2007
	Michael Kimble, Managing Director	Since 2007
	Taylor Wagenseil, Managing Director	Since 2007

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 45 of the Prospectus.